UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016 (April 28, 2016)

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2016, Ryerson Holding Corporation (“Ryerson” or the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) in Chicago, Illinois. At the Annual Meeting, Ryerson’s stockholders (i) elected each of the two persons indicated below to serve as a Class II director for a three-year term that will continue until the 2019 annual meeting of stockholders or until his successor has been duly elected and qualified, and (ii) approved the appointment of Ernst & Young LLP to serve as Ryerson’s independent registered public accounting firm for 2016.

Ryerson’s independent inspector of elections reported the final vote of the stockholders as follows:

PROPOSAL 1: Election of Class II Directors

Name	For	Withheld	Broker Non-Votes
Stephen P. Larson	28,645,292	1,064,205	1,514,045
Philip E. Norment	21,755,589	7,953,908	1,514,045

The following directors continued in office after the Annual Meeting: Kirk K. Calhoun, Court D. Carruthers, Eva M. Kalawski, Jacob Kotzubei, and Mary Ann Sigler.

PROPOSAL 2: Ratification of the appointment of Ernst & Young LLP as Ryerson’s independent registered public accounting firm for 2016

For	Against	Abstain
31,209,094	10,779	3,669

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2016

RYERSON HOLDING CORPORATION

By:	/s/ Mark S. Silver
Name:	Mark S. Silver

Title:	Executive Vice President, General Counsel & Secretary

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